Commitments and Contingencies	12 Months Ended
Dec. 31, 2019
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies	COMMITMENTS AND CONTINGENCIES
Guarantees and Letters of Credit
The Company has various bank guarantees and letters of credit which are available for use to support its ongoing business operations and to satisfy governmental requirements associated with pending litigation in various jurisdictions.
At December 31, 2019, the Company had total bank guarantees and standby letters of credit of approximately $53.6 million with various financial institutions. Included in the above aggregate amount is a total of $16.7 million for other assessments in Brazil for various income tax and indirect tax disputes related to fiscal years 1998-2011. There were no material amounts utilized under the standby letters of credit as of December 31, 2019.
In order to challenge the assessments in these cases in Brazil, the Company has been required to and has separately pledged assets, principally property, plant and equipment to cover assessments in the amount of approximately $10.0 million as of December 31, 2019.
On December 15, 2019, IFF and N&B entered into a commitment letter which provides $7.5 billion in an aggregate principal amount of senior unsecured bridge term loans. On January 17, 2020, N&B entered into a term loan credit agreement providing for unsecured term loan facilities in an aggregate principal amount of $1.25 billion, which reduced the commitments under the Bridge Loans commitment letter by a corresponding amount. N&B will be the initial borrower under the remaining $6.25 billion tranche of the 364-day senior unsecured bridge facility (or, if applicable, any replacement debt financing), which, together with the Term Loan Facilities, will be used to finance the Special Cash Payment and to pay related fees and expenses. Following the consummation of the merger, all obligations of N&B with respect to the Term Loan Facilities and the Bridge Facility (if any) or, if applicable, the replacement debt financing, will be guaranteed by IFF (or at the election of N&B and IFF, assumed by IFF).
Lines of Credit
The Company has various lines of credit which are available to support its ongoing business operations. As of December 31, 2019, the Company had available lines of credit of $105.3 million with various financial institutions, in addition to the $1.0 billion of capacity under the Credit Facility. There were no material amounts drawn down pursuant to these lines of credit as of December 31, 2019.
Litigation
The Company assesses contingencies related to litigation and/or other matters to determine the degree of probability and range of possible loss. A loss contingency is accrued in the Company’s consolidated financial statements if it is probable that a liability has been incurred and the amount of the loss can be reasonably estimated. Because litigation is inherently unpredictable and unfavorable resolutions could occur, assessing contingencies is highly sensitive and requires judgments about future events. On at least a quarterly basis, the Company reviews contingencies related to litigation to determine the adequacy of accruals. The amount of ultimate loss may differ from these estimates and further events may require the Company to increase or decrease the amounts it has accrued on any matter.
Periodically, the Company assesses its insurance coverage for all known claims, where applicable, taking into account aggregate coverage by occurrence, limits of coverage, self-insured retentions and deductibles, historical claims experience and claims experience with its insurance carriers. The liabilities are recorded at management’s best estimate of the probable outcome of the lawsuits and claims, taking into consideration the facts and circumstances of the individual matters as well as past experience on similar matters. At each balance sheet date, the key issues that management assesses are whether it is probable that a loss as to asserted or unasserted claims has been incurred and if so, whether the amount of loss can be reasonably estimated. The Company records the expected liability with respect to claims in Other liabilities and expected recoveries from its insurance carriers in Other assets. The Company recognizes a receivable when it believes that realization of the insurance receivable is probable under the terms of the insurance policies and its payment experience to date.
During the third quarter of 2019, in connection with the completion of the measurement period for finalizing the opening balance of Frutarom, the Company recorded an immaterial amount of reserves related to certain legal cases. The reserves were based on the determination that the loss was probable as of October 4, 2018. The amount of future exposure is included in the estimate within the section "Other" below.
Litigation Matters
On August 12, 2019, Marc Jansen filed a putative securities class action against IFF, its Chairman and CEO, and its CFO, in the United States District Court for the Southern District of New York. The lawsuit, which was filed after IFF disclosed that preliminary results of investigations indicated that Frutarom businesses operating principally in Russia and Ukraine had made improper payments to representatives of customers, alleges that defendants made materially false and misleading statements or omissions concerning IFF’s acquisition of Frutarom, the integration of the two companies, and IFF’s financial reporting and results. The lawsuit brings claims under Section 10(b) of the Securities Exchange Act of 1934 and SEC Rule 10b-5 against all defendants, and under Section 20(a) of the Securities Exchange Act of 1934 against the individual defendants, and was filed on behalf of a putative class of persons and entities who purchased or otherwise acquired IFF securities between May 7, 2018 and August 5, 2019. The complaint seeks an award of unspecified compensatory damages, costs, and expenses. On December 26, 2019, the Court appointed a group of six investment funds as lead plaintiff and Pomerantz LLP as lead counsel.
Two motions to approve securities class actions were filed in the Tel Aviv District Court, Israel in August 2019, similarly alleging, among other things, false and misleading statements largely in connection with IFF’s acquisition of Frutarom and the above-mentioned improper payments.  Both assert claims under the U.S. federal securities laws against IFF, its Chairman and CEO, and its former CFO. One also asserts claims under the Israeli Securities Act-1968 against IFF, as well as against Frutarom and certain former Frutarom officers and directors, and asserts claims under the Israeli Companies Act-1999 against certain former Frutarom officers and directors.
On October 29, 2019, IFF and Frutarom filed a claim in the Tel Aviv District Court, Israel, against Ori Yehudai, the former President and CEO of Frutarom, and against certain former directors of Frutarom, challenging the bonus of US $20 million granted to Yehudai in 2018.  IFF and Frutarom allege, among other things, that Yehudai was not entitled to receive the bonus because he breached his fiduciary duty by, among other things, knowing of the above-mentioned improper payments and failing to prevent them from being made.
Environmental
During the third quarter of 2019, in connection with the completion of the measurement period for finalizing the opening balance of Frutarom, the Company recorded approximately $5 million in reserves related to certain environmental liabilities. The reserves were based on the determination that the loss was probable as of October 4, 2018. The amount of future exposure is included in the estimate within the section "Other" below.
China Facilities
Hangzhou Ingredients plant
As previously disclosed, in 2014 the Company agreed to relocate an ingredients facility in Hangzhou, China to Jiande, China. In connection with such relocation, the Company entered into a land swap and relocation agreement with the local authority pursuant to which the Company agreed to transfer ownership of the land underlying the facility in exchange for various elements of compensation, including cash and land use rights for the new facility. The Company initially determined that the gain, if any, would be recognized upon final transfer of ownership. During the fourth quarter of 2019, the Company completed the final environmental cleanup activities and transferred ownership of the land to the local authority. The amount of the gain ultimately recognized in the fourth quarter of 2019 was $4.4 million. The amount has been recorded as a component of Other income, net.
Guangzhou Taste plant
During the fourth quarter of 2016, the Company was notified that certain governmental authorities have begun to evaluate a change in the zoning of the Guangzhou Taste plant. The zoning, if changed, would prevent the Company from continuing to manufacture product at the existing plant. The ultimate outcome of any change that the governmental authorities may propose, the timing of such a change, and the nature of any compensation arrangements that might be provided to the Company are uncertain. To address the governmental authorities' requirements, the Company has begun to transfer certain production capabilities from the Guangzhou Taste plant to a newly built facility in Zhangjiagang.
The net book value of the plant in Guangzhou was approximately $61 million as of December 31, 2019.
Guangzhou Scent plant
During the second quarter of 2019, the Company was notified that certain governmental authorities had changed the zoning where the Guangzhou Scent plant is located. The zoning change did not affect the current operations but prevents expansions or other increases in the operating capacity of the plant. The Company believes that it is possible that the zoning may be enforced in the future such that it would not be able to continue manufacturing at the existing site. The ultimate outcome of any change that the governmental authorities may propose, the timing of such a change, and the nature of any compensation arrangements that might be provided to the Company are uncertain.
The net book value of the existing plant was approximately $9 million as of December 31, 2019.
Zhejiang Ingredients plant
In the fourth quarter of 2017, the Company concluded discussions with the government regarding the relocation of its Fragrance Ingredients plant in Zhejiang and, based on the agreements reached, expects to receive total compensation payments up to approximately $50 million. The relocation compensation will be paid to the Company over the period of the relocation which is expected to be through the end of 2021. The Company received a payment of $15 million in both the fourth quarter of 2017 and the second quarter of 2019. The third payment of $15 million is expected in the first quarter of 2020 with the fourth and final payment expected in the second half of 2020 upon the final environmental inspection.
Production at the facility has ceased as of December 31, 2019. The net book value of the closed plant was approximately $10 million as of December 31, 2019 related to the land use rights and residual value of the plant building.
Total China Operations
The total net book value of all eight plants in China was approximately $201 million as of December 31, 2019.
If the Company is required to close a plant, or operate one at significantly reduced production levels on a permanent basis, the Company may be required to record charges that could have a material impact on its consolidated financial results of operations, financial position and cash flows in future periods.
Other Contingencies
The Company has contingencies involving third parties (such as labor, contract, technology or product-related claims or litigation) as well as government-related items in various jurisdictions in which it operates pertaining to such items as value-added taxes, other indirect taxes, customs and duties and sales and use taxes. It is possible that cash flows or results of operations, in any period, could be materially affected by the unfavorable resolution of one or more of these contingencies.
The most significant government-related contingencies exist in Brazil. With regard to the Brazilian matters, the Company believes it has valid defenses for the underlying positions under dispute; however, in order to pursue these defenses, the Company is required to, and has provided, bank guarantees and pledged assets in the aggregate amount of $27.7 million. The Brazilian matters take an extended period of time to proceed through the judicial process and there are a limited number of rulings to date.
Pending Transaction with Nutrition & Biosciences, Inc.
The Merger Agreement governing the DuPont N&B Transaction, subjects IFF to various contingent payments to the extent that the transaction is not consummated. Specifically, the Merger Agreement provides DuPont the right to receive a termination fee of $521.5 million, in certain circumstances, including if the agreement is terminated due to the IFF Board changing its recommendation and to reimburse DuPont’s transaction-related expenses in an amount up to $75 million if the Merger Agreement is terminated because IFF’s shareholders do not approve the issuance of IFF Common Stock in connection with the transaction.
Investigations
IFF’s investigation of allegations that improper payments to representatives of customers were made in Russia and Ukraine has been completed. Such allegations were substantiated, and IFF has confirmed that key members of Frutarom’s senior management at the time were aware of such payments. IFF has taken appropriate remedial actions, including replacing senior management in relevant locations, and believes that such improper customer payments have stopped.
IFF has confirmed in these investigations that total affected sales represented less than 1% of the Company's consolidated net sales for 2019. The impact of the reviews, including the costs associated with them, were not material to IFF’s results of operations or financial condition. In addition, no evidence was uncovered suggesting that any of these compliance matters had any connection to the United States.
FDA-Mandated Product Recall
The Company periodically incurs product liability claims based on product that is sold to customers that may be defective or otherwise not in accordance with the customer’s requirements. In the first quarter of 2017, the Company was made aware of a claim for product that was subject to an FDA-mandated product recall. As of December 31, 2019, the Company had recorded total charges of approximately $17.5 million with respect to this claim, of which $5.0 million was recorded in the three months ended March 31, 2018. The Company settled the claim with the customer in the first quarter of 2018 for a total of $16.0 million, of which $3.0 million was paid in the fourth quarter of 2017 and $13.0 million was paid during the three months ended March 31, 2018.
For the year ended 2018, the Company received $13.1 million for the full and final settlement of its claim from the supplier and insurer for the affected product, which has been recorded as a reduction of cost of sales on the Consolidated Statement of Income and Comprehensive Income.
Brazil Tax Credits
In 2017 the Brazilian Supreme Court (“BSC”) ruled that Brazilian tax authorities should not include a value added tax known as "ICMS" in the calculation of certain indirect taxes ("PIS/COFINS"). By removing the ICMS from the calculation of the indirect tax base, the Court effectively eliminated a “tax on tax”. The Brazilian tax authorities filed an appeal seeking clarification of certain matters, including the amount of ICMS to which taxpayers would be entitled in order to reduce their indirect tax base (i.e. the gross rate or the net rate.)
In light of the BSC's decision, in November 2017, the Company filed suit consistent with the BSC decision to require that ICMS be excluded from the PIS/COFINS calculation and received a favorable preliminary decision that was confirmed by the BSC in September 2018. This preliminary ruling granted the Company the right to prospectively exclude ICMS amounts from the PIS/COFINS calculation, but left open the issue of whether the Company could recover the gross or net amount of ICMS amounts paid on PIS/COFINS for the period from November 2011 to December 2018.
In early January 2020, the Company was informed that a favorable decision was reached, confirming that the Company was entitled to recover the ICMS overpayments on PIS/COFINS for the period from November 2011 to December 2018, plus interest on that amount. The ruling did not, however, settle the question of whether the Company is eligible to recover based on the gross or the net amount of ICMS amounts paid on PIS/COFINS. A final ruling on the gross versus net amount issued is expected to be rendered in mid-2020.
Based on currently available information, the Company recognized $8.0 million as a recovery in the fourth quarter of 2019 as a component of Selling and administrative expenses. Additional amounts may be recorded in 2020 upon completion of the final claim and subject to the satisfactory outcome of the final ruling on the use of the gross method of calculation.
Other
The Company determines estimates of reasonably possible losses or ranges of reasonably possible losses in excess of related accrued liabilities, if any, when it has determined that either a loss is reasonably possible or a loss in excess of accrued amounts is reasonably possible and the amount of losses or range of losses is determinable. For all third party contingencies (including labor, contract, technology, tax, product-related claims and business litigation), the Company currently estimates that the aggregate range of reasonably possible losses in excess of any accrued liabilities is $0 to approximately $10 million. The estimates included in this amount are based on the Company’s analysis of currently available information and, as new information is obtained, these estimates may change. Due to the inherent subjectivity of the assessments and the unpredictability of outcomes of legal proceedings, any amounts accrued or included in this aggregate amount may not represent the ultimate loss to the Company from the matters in question. Thus, the Company’s exposure and ultimate losses may be higher or lower, and possibly significantly so, than the amounts accrued or the range disclosed above.